Exhibit 10.4

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”) dated as of September 30, 2007, to the Amended and Restated Credit Agreement dated as of July 17, 2006 and amended and restated as of February 27, 2007 (as previously further amended, the “Credit Agreement”) among Windstream Corporation (the “Borrower”), the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”), and Bank of America, N.A., Citibank, N.A. and Wachovia Bank, National Association, as co-documentation agents (the “Co-Documentation Agents”).

W I T N E S S E T H:

WHEREAS, the parties hereto desire to amend one of the provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the amendments herein become effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments. Clause (b)(ii) of the definition of Available Distributable Cash in Section 1.01 of the Credit Agreement is amended by (i) inserting “or Incremental Loans consisting of term loans” immediately after the reference to “Permitted Additional Debt” in clause (A) of that clause, (ii) replacing “or” with a comma immediately before clause (E) of that clause and (iii) inserting the word “or” and the following new clause (F) immediately after clause (E) of that clause:

“(F) in connection with the acquisition of CT Communications, Inc., and its subsidiaries.”

Section 3. Representations Correct; No Default. The Borrower represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in the Loan Documents are true as though made on and as of the date hereof and (ii) no Default has occurred or will be continuing as of the date hereof.

Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 5. Effectiveness. (a) This Amendment shall become effective as of the date hereof on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received

(i) duly executed counterparts hereof signed by the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender); and

(ii) with respect to each Lender that shall have delivered a signed counterpart hereof to the Administrative Agent as set forth in clause (i) above at or prior to 5:00 p.m., New York City time, on November 29, 2007, an amendment fee payable by the Borrower for the account of each such Lender in an amount equal to 0.125% of the sum of such Lender’s Revolving Commitment (if any, and whether used or unused) and the principal amount of such Lender’s outstanding Term Loans.

(b) Except as expressly set forth herein, the amendment contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

WINDSTREAM CORPORATION, as Borrower

By:	/s/ Robert G. Clancy, Jr.
Name: Robert G. Clancy, Jr.
Title:	Senior Vice President - Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Christophe Vohmann
Name: Christophe Vohmann
Title: Vice President

Bank of America, N.A.

By:	/s/ Peter van der Horst
Name: Peter van der Horst
Title: Senior Vice President

WACHOVIA BANK, N.A.

By:	/s/ Mark L. Cook
Name: Mark L. Cook
Title: Director

Citibank, N.A.

By:	/s/ Jeff Rothman
Name: Jeff Rothman
Title: Managing Director and VP

Signed pages for remaining lending institutions are intentionally omitted due to volume of signed pages